UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware (State or other jurisdiction of incorporation)	77-0316593 I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California (Address of principal executive offices)	95054 (Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 5. Other Events.

     On September 29, 2003, Networks Associates, Inc. (the “Registrant”) issued a press release announcing revised timing for financial results. The entire press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1	Press release dated September 29, 2003 of Networks Associates, Inc., announcing revised timing for financial results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: September 29, 2003	By:	/s/ Kent H. Roberts

Kent H. Roberts Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.

99.1	Press release dated September 29, 2003 of Networks Associates, Inc., announcing revised timing for financial results.